EXHIBIT 15

                  FIRST AMENDMENT TO LOAN AGREEMENT


     This First Amendment to Loan Agreement is made and entered into this 5th day of August, 1993, by and between THE DELTONA CORPORATION, a Delaware corporation ("Deltona"), DLIC, INC., DELAINCO, INC., DELTONA LAND AND INVESTMENT CORP., DELDADE, INC., THREE SEASONS CORPORATION, DELTONA CONSTRUCTION COMPANY, INC., INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., all Florida corporations (hereinafter, together with Deltona, being collectively referred to as the "Borrowers"), and SELEX INTERNATIONAL B.V., a Netherlands corporation (the "Lender").

                         W I T N E S S E T H:

     WHEREAS, the Lender and the Borrowers have previously entered into a certain Loan Agreement dated July 14, 1993 (the "Original Agreement"); and

     WHEREAS, the Borrowers need additional working capital for general corporate purposes; and

     WHEREAS, the Lender has agreed to lend an additional $170,000.00 to the Borrowers (the "Loan"); and

     WHEREAS, the Borrowers own certain real property, as more fully described in Schedule I of the Original Agreement (the "Real Property"); and

     WHEREAS, the Borrowers have previously entered into a Mortgage and Security Agreement dated July 14, 1993, pursuant to which the Borrowers have granted a mortgage on the Real Property to the Lender in order to secure the obligations of the Borrowers to the Lender (the "Mortgage"); and

     WHEREAS, the Borrowers own certain personal property as more fully described on Schedule II of the Original Agreement (the "Personal
Property"); and

     WHEREAS, the Borrowers have previously entered into a certain
Security Agreement dated July 14, 1993 (the "Security Agreement"), pursuant to which the Borrowers have granted a security interest in the Personal Property to the Lender to secure the obligations of the Borrowers to the Lender;

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.   LOAN.  Upon the fulfillment of the conditions set forth in
Section 2, the Lender shall loan the amount of $170,000.00 to the Borrowers.



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     2.   CONDITIONS TO LOAN.  The obligation of the Lender to make the
Loan under this Agreement is subject to the fulfillment of the following conditions, any of which may be waived by the Lender:

          (a) DELIVERY OF ADDITIONAL LOAN DOCUMENTS. The Borrowers shall have duly executed and delivered to the Lender, the following documents (the "Additional Loan Documents"):

                (i) A promissory note in the original principal amount of $170,000.00 in the form of Exhibit "A" to this Amendment (the "Note");

               (ii)   A Notice of Future Advance and Mortgage
Modification in the form of Exhibit "B" to this Amendment (the "First Notice"); and

              (iii) A mortgagee's title insurance policy in favor of the Lender in form and substance reasonably acceptable to the Lender.

     For purposes of this Amendment, the "Loan Documents" shall refer to the Original Agreement (and the corresponding promissory note), this Amendment, the Mortgage, the First Notice, the Security Agreement and each of the other Additional Loan Documents.

          (b)   COMPLIANCE WITH REPRESENTATIONS, WARRANTIES AND
COVENANTS. The representations, warranties and covenants made by the Borrowers under this Amendment shall be true and correct on and as of the date of the Loan.

          (c) NO DEFAULT. There shall be no default, or no event which with notice or lapse of time, or both, would become an event of default, under the Original Agreement as amended by this Amendment, the Note, the Mortgage, the Security Agreement, or any other Loan Document.

          (d) DELIVERY OF OTHER DOCUMENTS. The Borrowers shall have delivered, or caused to be delivered to the Lender, such other documents as may be reasonably requested by the Lender.

          (e) PAYMENT OF EXPENSES AND FEES. The Borrower shall pay the Lender: (i) all reasonable out-of-pocket expenses incurred by the Lender in connection with the Loan, including, but not limited to, attorneys' fees, intangible taxes, documentary stamps and recording costs; and (ii) the cost of a title insurance policy issued in favor of the Lender.

     3. USE OF PROCEEDS. The proceeds of the Loan shall be utilized for working capital purposes of the Borrowers.

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     4.   REPRESENTATIONS AND WARRANTIES.  The Borrowers jointly and severally represent and warrant to the Lender as follows:

          (a) The Borrowers have the power to engage in all of the transactions contemplated by this Amendment and the Additional Loan Documents and have full power, authority and legal right to execute and deliver, and to comply with their obligations under this Amendment and the Additional Loan Documents, which documents constitute the legally binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms. This Amendment and the Additional Loan Documents have been duly authorized by all required corporate action of the Borrowers.

          (b) To the best of their knowledge and belief, there is no suit, action or proceeding pending or threatened against or affecting the Borrowers, before or by any court, administrative agency or other governmental authority which brings into question the validity of the transactions contemplated hereby or would interfere with the ability of the Borrowers to comply with the terms hereof.

          (c) Deltona is a corporation, duly organized and in good standing under the laws of the State of Delaware and is fully qualified and authorized to do business in Florida. Each of the other Borrowers is a corporation, duly organized and in good standing under the laws of the State of Florida.

          (d) Neither the execution or delivery of this Amendment or the Additional Loan Documents, nor any other document relating hereto, will conflict with or result in a breach of any of the provisions of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any agreement or other instrument to which the Borrowers are a party or by which any of them is bound or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any property of the Borrowers, other than those created under this Amendment and the Additional Loan Documents in favor of the Lender.

          (e) No consent, approval or other authorization of or by any governmental authority is required in connection with the execution or delivery by the Borrowers of this Amendment or the Additional Loan Documents, or compliance with the provisions hereof or thereof.

          (f) There are no defaults existing on the part of the Borrowers under any of the Loan Documents.

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     5.   COVENANTS OF BORROWERS.

          (a) The Borrowers shall do, or cause to be done, all the things necessary to preserve, maintain and keep in full force and effect their existence and their rights, licenses and permits and shall comply with all laws applicable to each of them.

          (b) The Borrowers shall at all times keep and maintain true and correct books and records, and shall keep their books and records in accordance with generally accepted accounting principles.

          (c) The Borrowers shall promptly pay and discharge: (i) all taxes, assessments and governmental charges upon or against the Borrowers or their assets prior to the date on which penalties are attached thereto, unless such taxes are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established, and (ii) all lawful claims for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Borrowers, unless they are being diligently contested in good faith, and by appropriate proceedings and appropriate reserves therefor have been established.

          (d) The Borrowers shall jointly and severally indemnify and save harmless the Lender from and against all loss or damage of any kind whatsoever and from any suits, claims or damages, including, without limitation, Lender's reasonable legal fees and expenses, at trial and appellate levels, on account of any matter or thing arising out of this Amendment and the Additional Loan Documents or in connection therewith, or on account of any act or omission to act by the Borrowers in connection with this Amendment and the Additional Loan Documents. The Borrowers further agree to pay any and all taxes (other than taxes on and measured by net income of Lender) incurred and payable in connection with the execution and delivery of this Amendment and the Additional Loan Documents. Such obligation shall survive repayment of the Loan.

          (e) The Borrowers shall promptly notify the Lender upon the commencement of any action, suit, claim or counterclaim, or proceeding against or investigation of the Borrowers, the Real Property or the Personal Property (except when such alleged liability is fully covered by insurance).

          (f) The Borrowers shall promptly notify the Lender in writing of (a) any material assessments by any taxing authorities for unpaid taxes as soon as the Borrowers have knowledge thereof, and (b) any alleged default by the Borrowers in the performance of or any modification of any of the terms and conditions contained in any agreement, mortgage or instrument to which any of the Borrowers is a party, or which is binding upon any of the Borrowers and upon

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a default by any of the Borrowers the payment of any of their indebtedness.

          (g) The Borrowers shall allow the Lender, or Lender's designated agent, to enter upon the Borrowers' premises and inspect the Borrowers' property at all reasonable times, which inspection shall be at the Borrowers' sole cost and expense.

          (h) The Borrowers shall notify the Lender immediately of any change in the name of any of the Borrowers, the place of business of the Borrowers, the office where the books and records of the Borrowers are kept, or any change in the registered agent of the Borrowers for the purposes of service of process.

     6. WAIVER OF CLAIMS. The Borrowers hereby waive any and all defenses, offsets and counterclaims with respect to their obligations under any of the Loan Documents, including, but not limited to, the Original Agreement, the Mortgage and the Security Agreement.

     7.   MODIFICATION OF SECURITY AGREEMENT.  The Lender and the
Borrowers hereby modify the Security Agreement to provide that all of the obligatons of the Borrowers under this Amendment and each of the Additional Loan Documents are secured by the Security Agreement. All other provisions of the Security Agreement are hereby ratified and confirmed.

     8.   MISCELLANEOUS.

          (a) If the Lender shall waive any provisions of this Amendment or the other Loan Documents, or shall fail to enforce any of the conditions or provisions of this Amendment or the other Loan Documents, such waiver shall not be deemed to be a continuing waiver, and shall never be construed as such, and Lender shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Amendment or the other Loan Documents, shall be amended, waived, modified, discharged or terminated except by instrument in writing, signed by the parties hereto.

          (b) All notices given hereunder shall be in writing and shall be addressed as follows:

          Lender:           Selex International B.V.
                            Gerrit v.d. Veenstraat 70
                            1077 EH Amsterdam
                            The Netherlands

          With Copies to:   Rosemarie N. Sanderson-Schade
                            Shutts & Bowen B.V.
                            Europa Boulevard 59

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                            1083 AD Amsterdam
                            The Netherlands

          Borrowers:        c/o The Deltona Corporation
                            3250 S.W. Third Avenue
                            Miami, Florida  33129

          (c) This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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Witnesses:                  BORROWERS:

                            THE DELTONA CORPORATION

s/s Joe E. Cam

                            By:   s/s Earle D. Cortright, Jr.

s/s Debra L. Kess           Its:  President

                            Name: Earle D. Cortright, Jr.


                            DLIC, INC.

s/s Joe E. Cam

                            By:   s/s Earle D. Cortright, Jr.

s/s Debra L. Kess           Its:  President

                            Name: Earle D. Cortright, Jr.


                            DELAINCO, INC.

s/s Joe E. Cam

                            By:   s/s Earle D. Cortright, Jr.

s/s Debra L. Kess           Its:  President

                            Name: Earle D. Cortright, Jr.


                            DELTONA LAND AND INVESTMENT CORP.

s/s Joe E. Cam

                            By:   s/s Earle D. Cortright, Jr.

s/s Debra L. Kess           Its:  President

                            Name: Earle D. Cortright, Jr.

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                            DELDADE, INC.

s/s Joe E. Cam

                            By:   s/s Earle D. Cortright, Jr.

s/s Debra L. Kess           Its:  President

                            Name: Earle D. Cortright, Jr.


                            THREE SEASONS CORPORATION

s/s Joe E. Cam

                            By:   s/s Earle D. Cortright, Jr.

s/s Debra L. Kess           Its:  President

                            Name: Earle D. Cortright, Jr.


                            DELTONA CONSTRUCTION COMPANY, INC.

s/s Joe E. Cam

                            By:   s/s Earle D. Cortright, Jr.

s/s Debra L. Kess           Its:  President

                            Name: Earle D. Cortright, Jr.


                            INTERCOASTAL PROPERTIES OF
                              ST. AUGUSTINE SHORES, INC.

s/s Joe E. Cam

                            By:   s/s Earle D. Cortright, Jr.

s/s Debra L. Kess           Its:  President

                            Name: Earle D. Cortright, Jr.

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                            LENDER:

                            SELEX INTERNATIONAL, B.V.

- -------------------

                            By:   --------------------

- -------------------         Its:  --------------------

                            Name: --------------------